UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

EZJR, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	20-0667864
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P. O. Box 1449, Duluth GA	30096
(Address of principal executive offices)	(Zip Code)

Telephone: 678-866-3414

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to EZJR, Inc.’s Current Report on Form 8-K/A amends and restates our Current Report on Form 8-K, dated April 16, 2013, which we filed on April 16, 2013. The amended Form 8-K is updated with a description of accounting errors, discusses our Control and Procedures, discusses when we plan to amend our previously filed Form 10-Q’s and includes Exhibit 7.1, correspondence from De Joya Griffith, LLC, an independent accountant, regarding the non-reliance on completed interim review.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 16, 2013, the board of directors of EZJR, Inc. (“the Company” or the “Registrant), concluded as a result of completing its year-end audit for the period ending December 31, 2012, the previously filed financials in its quarterly reports on Form 10-Q for each of the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 at or prior to the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2012 should no longer be relied upon due to errors in those financial statements. Upon discovering the errors in the interim financial statements, the Registrant brought these reporting errors to the attention of the Registrant’s independent accountant.

Description of Accounting Errors

The Company will be amending its U. S. Securities and Exchange Commission reports on Form 10-Q for each of the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 with restated financials.

The following tables summarize the corrections on each of the affected financial statements for each period presented:

Note: The restatements above are due to the write-off of $50,000 of software that was originally reported as capitalized.

Note: The restatement of the Balance Sheet at June 30, 2012 is related to the accrual of credit card holdbacks receivable of $9,007 offset by the $50,000 write-off of software, net of a $2,500 reversal of booked depreciation.

Statement of Operations for the Three-Month Period Ended June 30, 2012
Line Item	Originally Reported	Restatement Adjustment	Correct Amount
Service Fees	$ 163,369	$ 9,007	$ 172,376
Total revenue	$ 566,212	$ 9,007	$ 575,219
General and administrative	$ 181,105	$ (2,500)	$ 178,605
Total operating expense	$ 746,206	$ (2,500)	$ 743,706
Net Loss	$ (179,994)	$ 11,507	$ (168,487)

Note: The restatement of the Statement of Operations for the three-months ended June 30, 2012 is related to the accrual of credit card holdback receivables of $9,007 along with a reversal of $2,500 related to depreciation on software that was capitalized during the quarter-ended March 31, 2012.

Note: The restatement of the Statement of Operations for the six-months ended June 30, 2012 is related to a $9,007 accrual of credit card holdbacks receivable along with a $50,000 write-off of software, net of a $2,500 reversal of booked depreciation.

Note: The restatement of the Statement of Cash Flows for the six-months ended June 30, 2012 is related to the $9,007 accrual of credit card holdbacks receivable offset by the $50,000 write-off of software and $2,500 reversal of booked depreciation.

Note: The restatement of the Balance Sheet at September 30, 2012 is related to the $8,961 accrual of credit card holdbacks receivable offset by the $50,000 write-off of software, net of a reversal of $5,000 in booked depreciation and a $8,846 accrual of payments due to the Company’s Chief Executive Officer. Additionally, the Company reclassified $33,740 in reported revenue to notes payable.

Note: The restatement of the Statement of Operations for the three-months ended September 30, 2012 is related to $8,846 in accrued payments owed to the Chief Executive Officer, offset by the reversal of $2,500 of depreciation expense, the reclassification of $33,740 in revenues to notes payable, and a $46 decrease in credit card holdbacks.

Note: The restatement of the Statement of Operations for the nine-months ended September 30, 2012 is related to the $8,961 accrual of credit card holdbacks receivable offset by the $50,000 write-off of software, net of a $5,000 reversal of booked depreciation, the accrual of $8,846 owed the Company’s Chief Executive Officer and the reclassification of $33,740 reclassified from revenues to notes payable.

Note: The restatement of the Statement of Cash Flows for the nine-month ended September 30, 2012 is related to the $ 8,961 accrual of credit card holdbacks receivable, the $50,000 write-off of software, net of a $5,000 reversal of booked depreciation, the $8,846 accrual of amounts owed the Company’s Chief Executive Officer, and the $33,740 reclassification of revenue to notes payable.

No Effect on 2012 Results

The errors in the Form 10-Q’s did not affect and are in no way reflected in the Company’s operating or financial results for the year ended December 31, 2012, as reported in the Company’s Form 10-K filed with the Commission on April 16, 2013.

Control and Procedures

As previously reported in Part I, Item 4 of our Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012, we reported material weaknesses in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Securities Exchange Act). As a result of those material weaknesses in our internal control over financial reporting, our principal financial officer concluded that our internal controls over financial reporting were not effective.

As a result of the foregoing restatement we continue to conclude that disclosure controls and procedures and internal controls over financial reporting are not effective. This restatement will not result in the disclosure of an additional material weakness; it is the result of previously disclosed material weaknesses.

Corrective Actions

Management is in the process of amending its March 31, 2012, June 30, 2012 and September 30, 2012 reports on Form 10-Q. Management is currently directing all of its accounting resources to complete its Form 10-Q for the quarter ending March 31, 2013. When this Form 10-Q is filed on or about May 15, 2013, we will amend the previously filed Form 10-Q’s for the aforementioned periods.

Management’s internal review of these matters is ongoing. If the Company obtains additional information material to its periodic financial reports, it will make the appropriate disclosures.

The Company’s management discussed the matters disclosed in this Current Report on Form 8-K/A with De Joya Griffith, LLC, the Company’s independent registered public accounting firm. Pursuant to Item 601 of Regulation S-K, the Company has filed a letter from the Company’s independent registered public accountant with this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No .	Description

7.1	Letter from De Joya Griffith, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZJR, INC.
Registrant

Date: April 24, 2013	By:	/s/ Adam Alred
	Name: Title:	Adam Alred CEO and Director